EMPLOYEE NONCOMPETITION,

NONDISCLOSURE AND DEVELOPMENTS AGREEMENT

In consideration and as a condition of my employment by AMERIGROUP Corporation and/or any of its subsidiaries or affiliates (each, an “AMERIGROUP Company” and collectively, the “AMERIGROUP Companies”) and the issuance of certain options to purchase shares of Common Stock, $.01 par value per share, of AMERIGROUP Corporation, I hereby agree as follows:

1. Throughout the period of my employment with any of the AMERIGROUP Companies, I will act in the best interests of the AMERIGROUP Companies and devote my full time and best efforts to their business.

2. (a) At all times while employed by any AMERIGROUP Company and at all times during the Covered Post-Employment Period (defined below), I will not (i) compete with any AMERIGROUP Company by serving a Competitor (defined below) in any managerial capacity, or in any capacity that influences business strategy, with respect to a Covered Product or Service (defined below) that the Competitor is offering in a Covered Area (defined below) or developing to offer in a Covered Area or (ii) solicit for employment, interfere with the employment relationship of or endeavor to entice away any employee of any AMERIGROUP Company.

(b) As used herein,

(i) My “Covered Post-Employment Period” means the twelve (12) month period beginning on the first day on which I am no longer employed by any AMERIGROUP Company and ending on the first anniversary of such date.

(ii) “Competitor” means any entity or person that provides or is planning to provide a Covered Product or Service in competition with a Covered Product or Service that an AMERIGROUP Company is actively developing, marketing, providing or selling.

(iii) “Confidential Information” means an AMERIGROUP Company’s material non-public information concerning its business and affairs, including, without limitation, trade secrets, strategies, business plans, marketing and advertising plans, member and provider information, employee and personnel information, contracts, training manuals, financial projections, budgets and non-public financial data (including, without limitation, statements with premium revenue and/or provider compensation terms, reports of actuaries, medical loss reports, balance sheets and income statements).

(iv) A “Covered Product or Service” shall mean a managed health care product or service offered or provided to any beneficiary of and/or participant in any Medicaid, Medicaid-related, or SSI program, any government-funded children’s health insurance program or any federal and/or state sponsored health care program that is substantially similar to any of such programs.

(v) The “Covered Area” shall consist of each city, county and other similar governmental territory in which an AMERIGROUP Company provides or has made material efforts to develop and provide a Covered Product or Service to its members, if in the course of my employment with an AMERIGROUP Company I (A) have provided services to an AMERIGROUP Company with respect to the Covered Products or Services in such city, county or governmental territory, or (B) reviewed or discussed Confidential Information of an AMERIGROUP Company with respect to the Covered Product or Service in such city, county or governmental territory.

3. I will not at any time, whether during or after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of any AMERIGROUP Company or of any third party which any AMERIGROUP Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, products, designs, methods, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of an AMERIGROUP Company, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to any AMERIGROUP Company.

Further, I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of any AMERIGROUP Company or concerning any of its dealings or affairs otherwise than for the benefit of the AMERIGROUP Companies. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of each applicable AMERIGROUP Company and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the AMERIGROUP Company by which I was last employed, at its main office.

4. If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statues (including but not limited to the Semiconductor Chip Protection Act) or subject to analogous protection) (herein called “Developments”) that (a) relates to the business of any AMERIGROUP Company or any customer of or supplier to any AMERIGROUP Company or any of the products or services being developed, manufactured or sold by any AMERIGROUP Company or which may be used in relation therewith, (b) results from tasks assigned me by any AMERIGROUP Company or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by any AMERIGROUP Company, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of each applicable AMERIGROUP Company and its assigns, as works made for hire or otherwise, and I shall promptly disclose to each such AMERIGROUP Company (or any persons designated by it) each such Development and, as may be necessary to ensure the AMERIGROUP Company’s ownership of such Developments, I hereby assign any rights (including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to each applicable AMERIGROUP Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to such AMERIGROUP Company.

I will, during my employment and at any time thereafter, at the request and cost of an AMERIGROUP Company, promptly sign, execute, make and do all such deeds, documents, acts and things as such AMERIGROUP Company and its duly authorized agents may reasonably require:

(a) to apply for, obtain, register and vest in the name of such AMERIGROUP Company alone (unless such AMERIGROUP Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

(b) to defend any judicial, opposition or other proceeding in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

In the event such AMERIGROUP Company is unable, after reasonable effort, to secure my signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint each AMERIGROUP Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

5. I agree that any breach of this Agreement by me may cause irreparable damage to one or more of the AMERIGROUP Companies and that in the event of such breach each AMERIGROUP Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder. I agree that any such AMERIGROUP Company may seek and obtain injunctive relief without posting an injunction bond. I hereby acknowledge and agree that I will have access to confidential and proprietary information and trade secrets concerning the AMERIGROUP Companies during my employment and that the restrictions contained in Sections 2 and 3 of this Agreement are reasonable in scope and necessary to protect the legitimate business interests of the AMERIGROUP Companies. I hereby further expressly acknowledge that each AMERIGROUP Company is an express third party beneficiary of the terms of this Agreement. (For the avoidance of doubt, I acknowledge and agree that the experience and/or knowledge that I acquire in the course of my employment with an AMERIGROUP Company may relate not only to the Covered Products and Services of the AMERIGROUP Company with which I am employed, but also those of other AMERIGROUP Companies.)

6. I understand that this Agreement does not create an obligation on any AMERIGROUP Company or any other person or entity to continue my employment.

7. I represent that the Developments identified in the pages, if any, attached hereto comprise all the unpatented and unregistered copyrightable Developments which I have made, conceived or created prior to my employment by any AMERIGROUP Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

8. I hereby represent that, except as I have disclosed in writing to the AMERIGROUP Companies, I am not a party to, or bound by the terms of, any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with any AMERIGROUP Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement and as an employee of any AMERIGROUP Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with any AMERIGROUP Company, and I will not disclose to any AMERIGROUP Company or induce any AMERIGROUP Company to use any confidential or proprietary information or material belonging to any previous employer or others. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

9. Any waiver by any AMERIGROUP Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

10. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable, in lieu of severing such unenforceable provision or provisions, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear, and such determination by such judicial body shall not affect the enforceability of such provisions or provisions in any other jurisdiction.

11. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives. Notwithstanding anything to the contrary set forth above, in the event that an AMERIGROUP Company terminates my employment without cause, the restriction in Section 2(a)(i) of this Agreement shall not apply to any period after the termination of my employment. For purposes hereof “cause” shall mean conduct involving one or more of the following:

(a) the substantial and continuing gross and willful failure to render services to the AMERIGROUP Company by which I have been employed in accordance with my obligations and position with such AMERIGROUP Company, which failure materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of any of the AMERIGROUP Companies, after 30 days notice from the President of AMERIGROUP Corporation or the AMERIGROUP Company by which I have been employed, such notice setting forth in reasonable detail the nature of such failure, and in the event that I fail to cure such breach or failure within 30 days of the date of notice, if such breach or failure is capable of cure;

(b) dishonesty, gross negligence, breach of fiduciary duty;

(c) the commission of an act of fraud or embezzlement, as found by a court of competent jurisdiction, which results in material loss, damage or injury to any AMERIGROUP Company, whether directly or indirectly, or the commission of any other action with the intent to injure materially an AMERIGROUP Company which could, in the reasonable opinion of the President of the AMERIGROUP Corporation or the AMERIGROUP Company by which I have been employed, result in material harm to an AMERIGROUP Company;

(d) conviction of a felony, either in connection with the performance of my obligations hereunder or which shall materially adversely affect my ability to perform my obligations hereunder; or

(e) material breach of the terms of my employment or this Employee Noncompetition, Nondisclosure and Development Agreement, provided that the Company provides me with adequate notice of such breach and I fail to cure such breach, if the breach is reasonably curable, within thirty (30) days after receipt of such notice.

12. I agree that throughout the Covered Post-Employment Period I will notify any prospective employers that I am bound by the restrictions contained in Sections 2 and 3 of this Agreement and I will provide a copy of this Agreement to any employer prior to commencing employment during the Covered Post-Employment Period.

13. I agree and understand that each AMERIGROUP Company by which I am employed may assign this Agreement. I hereby expressly consent to each such assignment, acknowledge that all covenants and agreements hereunder shall inure to the benefit of and be enforceable by such successors and assigns, and, without limiting the foregoing, further acknowledge that should an AMERIGROUP Company by which I am employed be acquired by, merge with or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this Agreement.

14. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to its principles of conflict of laws.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the day of , 2005.

[EMPLOYEE NAME]

Signature

Address:

AMERIGROUP Corporation
Stanley F. Baldwin

Signature

Title: Executive Vice President, General Counsel

and Secretary